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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  April 1, 2002


                               IWO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                   333-39746                    14-1818487
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)




           52 Corporate Circle
            Albany, New York                                12203
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(Address of principal executive offices)                   (Zip Code)



                                (518) 862-6000
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             (Registrant's telephone number, including area code)



                                Not applicable.
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         (Former name or former address, if changed since last report)
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ITEM 1.  CHANGES IN CONTROL OF THE REGISTRANT

     (a) On April 1, 2002, US Unwired Inc., a Louisiana corporation ("US Unwired"), acquired IWO Holdings, Inc., a Delaware corporation ("IWO"), by merging Northeast Unwired Inc., a Delaware corporation ("Northeast Unwired") that is US Unwired's indirect, wholly owned subsidiary, into IWO (the "Merger"). In connection with the Merger, US Unwired issued to the former stockholders of IWO approximately 39.0 million shares of US Unwired common stock and reserved approximately 6.9 million additional shares of its common stock for issuance upon the exercise of options and warrants that US Unwired assumed or exchanged in connection with the Merger. As a result of the Merger, IWO became an indirect, wholly owned subsidiary of US Unwired and US Unwired, through its direct, wholly owned subsidiary Louisiana Unwired, LLC ("Louisiana Unwired") owns 100% of the voting securities of IWO. The acquisition was effected pursuant to an Agreement and Plan of Merger dated as of December 19, 2001 (the "Merger Agreement") by and among US Unwired, Northeast Unwired and IWO. The Merger Agreement and the press release of US Unwired announcing the completion of the Merger are filed with this report as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference. The officers and directors of IWO immediately following the Merger were the persons who, immediately prior to the Merger, were the officers and directors of Northeast Unwired. The Merger Agreement provides that at least one director and one executive officer of IWO must be a person who is not a director or executive officer of US Unwired, for so long as that is required by the Indenture that relates to the 13 3/8% Series A and B Senior Subordinated Discount Notes of US Unwired due 2009.

     (b) At the effective time of the Merger, all of the shares of IWO were pledged by Louisiana Unwired to secure US Unwired's borrowings under the Amended and Restated Credit Agreement by and among US Unwired as borrower; CoBank, ACB, as administrative agent and a lender; First Union Securities Inc., as syndication agent and a co-arranger; The Bank of New York, as documentation agent and a lender; BNY Capital Markets, Inc., as a co-arranger; First Union National Bank, as a lender; General Electric Capital Corporation, as co-documentation agent and a lender; and the other lenders referred to therein. An event of default under the credit agreement described above could result in a foreclosure sale of the pledged shares, which would cause a change in control of IWO.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          The following exhibits are filed with or incorporated by reference into this report:

Exhibit No.                                 Description
-----------                                 -----------
   2.1 Agreement and Plan of Merger, dated as of December 19, 2001, by and among US Unwired Inc., Northeast Unwired Inc. and IWO Holdings, Inc. (incorporated by reference to Exhibit 2.1 filed with US Unwired Inc.'s registration statement on Form S-4, registration no. 333-81928, filed on February 1, 2002).

                                       2
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   99.1*         Press release dated April 2, 2002 announcing the completion of the acquisition of IWO Holdings, Inc. by US Unwired Inc., pursuant to an Agreement and Plan of Merger dated December 19, 2001 by and among US Unwired Inc., Northeast Unwired Inc. and IWO Holdings, Inc.

________________
* Filed herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IWO HOLDINGS, INC.
                                        (Registrant)


Date:  April 15, 2002               By: /s/ Thomas G. Henning
                                       ------------------------------
                                       Name:  Thomas G. Henning
                                       Title: Secretary

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                                 EXHIBIT INDEX


Exhibit No.                                 Description
-----------                                 -----------
   2.1 Agreement and Plan of Merger, dated as of December 19, 2001, by and among US Unwired Inc., Northeast Unwired Inc. and IWO Holdings, Inc. (incorporated by reference to Exhibit 2.1 filed with US Unwired Inc.'s registration statement on Form S-4, registration no. 333-81928, filed on February 1, 2002).

   99.1* Press release dated April 2, 2002 announcing the completion of the acquisition of IWO Holdings, Inc. by US Unwired Inc., pursuant to an Agreement and Plan of Merger dated December 19, 2001 by and among US Unwired Inc., Northeast Unwired Inc. and IWO Holdings, Inc.


________________
* Filed herewith.

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